 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2015

EFLO ENERGY, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-54328	26-3062721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 N. Sam Houston Parkway East, Suite 600, Houston, Texas		77060
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(281) 260-1034

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 13, 2015, EFLO Energy, Inc. (the “Company”) entered into a consulting services agreement (the “Agreement”) with Northern Ocean Star, LLC (the “Contractor”) and Al Conrad Kerr Jr., the Chief Executive Officer, President and a director of the Company.  Under the terms of the Agreement, the Contractor will provide the consulting services of Mr. Kerr to act as Chief Executive Officer, President and director of Company (the “Services”).  In consideration of the Services, the Company will pay the Contractor $975 per day subject to a minimum of 21 days per month.

The Agreement may be terminated by either party on 30 days’ notice.

The above summary is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

The following exhibits are either provided with this Current Report or are incorporated herein by reference:

Exhibit Number	Description of Exhibit
10.1	Consulting Services Agreement dated effective March 13, 2015 among the Company, Northern Ocean Star, LLC and Al Conrad Kerr Jr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFLO ENERGY, INC.

Date: March 18, 2015	By:	/s/ Al Conrad Kerr, Jr.
Al Conrad Kerr, Jr.,
Chief Executive Officer and President